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                                                                   Exhibit 10.21

                   NONCOMPETITION AND NONDISCLOSURE AGREEMENT


Intending to be legally bound, I hereby agree with Demeter Biotechnologies, Ltd. (the "Company"), as follows:

         1. I will not at any time, whether during or after the termination of my employment, reveal to any person or entity any of the trade secrets or confidential information concerning the technology, intellectual property or licensed information owned by, used by or licensed to the Company (hereinafter, "Proprietary Information") or of any third party which the Company is under obligation to keep confidential (including, without limitation, trade secrets or confidential information respecting inventions, products, designs, methods, know-how, techniques, business plans, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing my duties as an employee of the Company, and I shall keep secret all such Proprietary Information entrusted to me and shall not use or attempt to use any such Proprietary Information in any manner which may injure or cause loss, whether directly or indirectly, to the Company.

                  Furthermore, I agree that during my employment I shall not make, use or permit to be used for my own benefit or for the benefit of any third party any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to the Proprietary Information, whether now possessed by the Company or hereafter developed during my employment with the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials related to or concerning the Proprietary Information, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that immediately upon the termination of my employment I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

                  My obligations limiting disclosure of the Company's Proprietary Information and use of the Company's materials as contemplated in this Section 1 shall not apply to any such information or materials which:

                  (i) is now or hereafter becomes, through no act or failure to act on my part, generally known in the Company's industry;

                  (ii) is information which the Company and I mutually agree to release from the terms of this Agreement; or

                  (iii) is disclosed pursuant to judicial order or government regulation; provided, however, that I shall, at least thirty days prior to any disclosure pursuant to this subsection (iii), notify the Company of the contents of such disclosure, and upon the


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         request of the Company, shall consult with the Company to use best efforts to limit and restrict access to such disclosure.

         2. If at any time or times during my employment, I shall (whether before or after the execution of this agreement and either alone or with others) make, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that (a) relates to the then current business of the Company or any of the products or services being developed, manufactured or sold by the Company, (b) results from tasks assigned me by the Company or (c) results from the use of premises or personal property (whether tangible or intangible) owned, leased, licensed or contracted for by the Company, or (d) relates in any manner to the Proprietary Information, such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

                  Upon disclosure of each Development to the Company, I will, during my employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

                  (i) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

                  (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection; or

                  (iii) to, in any other manner requested by the Company, acknowledge that such Developments are Proprietary Information of the Company.

         3. In the event the Company is unable, after all diligent effort, to secure my signature on any letters patent, copyright, acknowledgment or other analogous protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company through its duly authorized president as my agent and attorney-in-fact, to act for and in my behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous intellectual property protection thereon with the same legal force and effect as if executed.


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         4. For a period of one (1) year immediately following the voluntary or involuntary termination of my employment with the Company for any reason whatsoever, I will not within the United States:

                  (a) solicit any customers or prospects of the Company for products or services that compete with those of the Company;

                  (b) solicit or recruit any employees or ex-employees of the Company unless they have ceased to be employed for at least six (6) months; or

                  (c) directly or indirectly engage, whether as an employee, consultant, partner, owner, agent, stockholder, officer, director, or other representative, in any business which competes with the Company's business; provided however, I will be allowed to purchase or own stock in a publicly held corporation if my holdings do not exceed one percent (1%) of the outstanding capital stock of such corporation.

         5. I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder.

         6. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment.

         7. I represent that my performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence Proprietary Information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

         8. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

         9. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

         10. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.


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         11. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

         12. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.



Dated:________________________                       ________________________
                                                     ________________________





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